Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Salomon Smith Barney Global Diversified Futures Fund L.P. (the ‘‘Partnership’’) on Form 10-K for the year ending December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the ‘‘Report’’), I, Jennifer Magro, Chief Financial Officer and Director of Citigroup Managed Futures LLC, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/s/ Jennifer Magro

Jennifer Magro
Citigroup Managed Futures LLC
Chief Financial Officer and Director

March 30, 2007

Date